                                                                    EXHIBIT 99.2

February 12, 2001

Hugh Ward
Office of the United States Trustee
Curtis Center, Suite 950 West
601 Walnut Street
Philadelphia, Pennsylvania 19106

Dear Mr. Ward:

     Re: Monthly Operating Report
         Dictaphone Corporation
         Case No. 00-4397 (JHW)
         District of Delaware

     Enclosed is the Monthly Operating Report of Dictaphone Corporation for the period of December 1, 2000 through December 31, 2000.

     Please contact me with any questions or comments.


Yours truly,

DICTAPHONE CORPORATION

/s/ George Carpenter
George Carpenter
Assistant Secretary
Dictaphone Corporation


cc:  Clerk of the Bankruptcy Court
     Luc A. Despins                     Milbank, Tweed, Hadley & McCloy
     Allan S. Brilliant                 Milbank, Tweed, Hadley & McCloy
     Matthew S. Barr                    Milbank, Tweed, Hadley & McCloy
     Claude Gonthier                    Liedekerke Wolters Waelbroeck Kirpatrick
                                        & Cerfontaine
     Robert Dehney                      Morris, Nichols, Arsht & Tunnell
     Daniel H. Golden                   Akin, Gump, Strauss, Hauer & Feld, LLP
     Bill Lenhart                       BDO Seidman
     Frans Samyn                        BDO

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
               FOR THE PERIOD OF DECEMBER 1 - DECEMBER 31, 2000



     Debtor Name:          Dictaphone Corporation
     Case Number:          Case No. 00-4397 (JHW)

     As Assistant Secretary of Dictaphone Corporation, a corporation organized under the laws of the State of Delaware as the debtor and debtor in possession in the above-referenced Chapter 11 case (the "Debtor"), I hereby affirm that:

     1. I have reviewed the following statements (the "Statements") attached hereto, consisting of a:

          .    Balance Sheet
          .    Statement of Operations
          .    Statement of Cash Flows
          .    Summary of Bank Accounts
          .    Statement of Payments to Insiders

     2. The Statements have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the Debtor's financial activity for the applicable period.

     3. The insurance described in Section 3 of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Operating Guidelines") remains in force.

     4. All postpetition taxes, as described in Section 4 of the Operating Guidelines, are current and have been paid in the ordinary course of business.

     5. No professional fees have been paid in connection with applications submitted to the court or in the ordinary course.

     The attached Statements were prepared by Dictaphone Corporation under my direction and supervision. Dictaphone Corporation verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct. Please be advised that the attached Statements may be subject to certain closing adjustments as well as other modifications. If any of the attached figures are restated or modified, an amended operating report will be filed with the U.S. Trustee.


Dated: February 12, 2001                /s/ George Carpenter
                                        -----------------------------------
                                        George Carpenter
                                        Assistant Secretary
                                        Dictaphone Corporation

DICTAPHONE CORPORATION
CASE NO. 00-4397(JHW)
MONTHLY OPERATING REPORT

                            DICTAPHONE CORPORATION
                              (Debtor in Possession)
                                 BALANCE SHEET
                            AS OF DECEMBER 31, 2000
                                  (Unaudited)

ASSETS                                                                                           ($000s)
                                                                                                ---------
Current Assets:
         Cash & Cash Equivalents                                                                $  10,523
         Unused cash borrowed under GECC DIP Facility (Note 3)                                      7,863
         Accounts Receivable - Trade                                                               64,076
         Inventories                                                                               10,089
         Prepaids and Other Current Assets                                                          2,207
         Assets held for disposal (Note 4)                                                         35,615
                                                                                                ---------
Total Current Assets                                                                              130,373
                                                                                                ---------

Property, Plant and Equipment                                                     $   60,190
  Less: Accumulated Depreciation                                                     (30,484)
                                                                                  ----------
Property, Plant and Equipment (Net)                                                                29,706
Investment in Affiliated Companies (equity)                                                        16,991
Accounts Receivable - Intercompany                                                                  8,580
Goodwill, net                                                                                     547,198
Other Intangibles, net                                                                            238,332
                                                                                                ---------
TOTAL ASSETS                                                                                    $ 971,180
                                                                                                =========

LIABILITIES
Current Liabilities:
         Accounts Payable - Trade                                                               $   2,171
         Accrued Liabilities                                                                       16,254
         Advance Billings (Note 5)                                                                 65,175
                                                                                                ---------
Total Current Liabilities                                                                          83,600
                                                                                                ---------

Liabilities Subject to Compromise under Chapter 11 (Note 6)                                       448,578

Borrowing on behalf of L&H Group under GECC DIP Facility: (Note 3)                $   10,530
  Less:  Amount due from Lernout & Hauspie Speech Products N.V.                       (1,954)
         Amount due from L&H Holdings USA, Inc.                                         (183)       8,393
                                                                                  ----------
Other Liabilities                                                                                   5,067
                                                                                                ---------
TOTAL LIABILITIES                                                                                 545,638
                                                                                                ---------

STOCKHOLDER'S EQUITY
         Common Stock                                                                                   1
         Capital in Excess of Par Value                                                           539,444
         Accumulated Deficit                                                                     (113,903)
                                                                                                ---------
TOTAL STOCKHOLDER'S EQUITY                                                                        425,542
                                                                                                ---------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                                      $ 971,180
                                                                                                =========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
MONTHLY OPERATING REPORT

                            DICTAPHONE CORPORATION
                            (Debtor in Possession)
                            STATEMENT OF OPERATIONS
                     FOR THE MONTH ENDED DECEMBER 31, 2000
                                  (Unaudited)

                                                                ($000s)
                                                              ----------
REVENUE
     Product and Service Sales                                $   14,499
     Intercompany Sales                                              891
                                                              ----------
Total Revenues                                                    15,390
                                                              ----------

COST OF SALES
     Cost of Sales                                                10,173
     Intercompany Cost of Sales                                      846
     Inventory Adjustment (Note 7)                                (2,228)
                                                              ----------
Total Cost of Sales                                                8,791
                                                              ----------

Gross Profit                                                       6,599
                                                              ----------

OTHER EXPENSES
     Selling, General & Administrative                             8,703
     Research & Development                                        1,686
     Restructuring Expenses (Note 8)                               1,000
     Interest and Fees on GECC DIP Facility                          608
     Depreciation & Amortization                                   9,061
     Other                                                         1,177
                                                              ----------
Total Other Expenses                                              22,235

                                                              ----------
Net Loss                                                      $  (15,636)
                                                              ==========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
MONTHLY OPERATING REPORT

                            DICTAPHONE CORPORATION
                            (Debtor in Possession)
                            STATEMENT OF CASH FLOWS
                     FOR THE MONTH ENDED DECEMBER 31, 2000
                                  (Unaudited)

                                                                                ($000s)
                                                                             -------------
OPERATING ACTIVITIES
Net Loss                                                                     $    (15,636)
     Adjustments to reconcile net loss to
       net cash used in operating activities:
       Depreciation & Amortization                                                  9,061

     Changes in Assets & Liabilities:
       Accounts Receivable                                                          8,968
       Inventories                                                                 (2,085)
       Other Current Assets                                                         2,033
       Accounts Payable & Accrued Liabilities                                       8,551
       Advance Billings                                                               446
       Intercompany Payables/Receivables                                           (2,952)
       Other Assets & Liabilities                                                  (5,077)
                                                                             -------------
Net Cash used in Operating Activities                                               3,309
                                                                             -------------

INVESTING ACTIVITIES
       Net investment in Fixed Assets                                                  69
                                                                             -------------
Net Cash provided by Investing Activities                                              69
                                                                             -------------
FINANCING ACTIVITIES
       Borrowing on behalf of L&H Group under GECC DIP Facility, Net                8,393
                                                                             -------------
Net Cash provided by Financing Activities                                           8,393

                                                                             -------------

Increase in cash during the period                                           $     11,771
                                                                             =============

Cash, beginning of period                                                           6,615

Cash, end of period                                                                18,386

                                                          Case No. 00-4397 (JHW)

                            DICTAPHONE CORPORATION
                       NOTES TO MONTHLY OPERATING REPORT

1. The monthly operating report of Dictaphone Corporation ("Dictaphone"), includes only the assets, liabilities and operations of Dictaphone and excludes any of its subsidiaries. Assets and liabilities are stated at their historical cost; thus, such amounts do not reflect their fair market value.

2. The financial information is unaudited and is subject to further review and potential adjustment. Dictaphone has not yet determined the amount, if any, of royalties due to Lernout & Hauspie Speech Products N.V. ("L&H NV"), L&H Holdings USA, Inc. ("Holdings") or any of their subsidiaries. In addition, Dictaphone has not yet completed its review of cash disbursements to determine the portion of any such disbursements, including the allocation of interest and fees on the GE Capital Corporation ("GECC") DIP Facility, that should be allocated to L&H NV, Holdings or any of their subsidiaries. As Dictaphone closes its books and evaluates the net realizable value of its assets, including receivables, other adjustments may be required.

3. Each of Dictaphone, L&H NV and Holdings are jointly and severally liable for amounts due to GECC under the GECC DIP Facility. Therefore, any of these entities could be called upon to pay the full amount outstanding under such facility, and any of them was able to use the funds borrowed from GECC. However, for ease of reference, this report reflects the $10.0 million borrowed from the GECC DIP Facility (plus fees of $530,000 that were added to the principal borrowed) as a liability of Dictaphone, reduced by any use made of a portion of this account by L&H NV and Holdings. Dictaphone will allocate all interest and fees under the DIP only to those entities that have used the proceeds of the DIP in accordance with the related Bankruptcy Court Order. Such allocations have not yet been made.

4. Assets held for sale represents the net book value of assets related to Dictaphone's manufacturing operations in Melbourne, Florida.

5. Maintenance contracts (support services) are billed in advance; the related revenue is included in advance billings and amortized ratably into income as earned.

                                                         Case No. 000-4397 (JHW)



6.   Liabilities subject to compromise under Chapter 11 include the following:

                                                                 $000s
                                                                 -----
          Accounts Payable - Trade                           $   7,235
          Subordinated Debentures                              142,416
          Revolver                                              12,200
          Accruals                                               7,877
          Stock Options                                          5,744
          Intercompany Payable                                  10,169
          Intercompany Long-Term Debt                          253,978
          Deferred Tax Liability                                 2,600
          Accrued Pension Liability                              6,359
                                                             ---------
          TOTAL                                              $ 448,578
                                                             =========

     Dictaphone is also contingently liable on a guarantee for the benefit of certain banks in the maximum amount of $208 million. For any payments that might be made under this guarantee, the Intercompany Long-Term Debt due to L&H N.V. will be reduced dollar for dollar.

7. This represents an adjustment of inventory to the detailed perpetual inventory amount.

8. This amount relates to the unpaid professional fees that have been accrued to date as a result of the Chapter 11 bankruptcy filing.

DICTAPHONE CORPORATION
CASE NO.00-4397 (JHW)
Summary of Bank Accounts
As of December 31, 2000
(in US $)

                                                                                                           ($000s)
Bank Name                                 Account #     Description                                      Book Balance
National City                               70975505    Lock Box for U.S. customers' checks              $        959

Fleet Concentration                        0062-1496    Main "Hub" for cash activity. Treasury                 16,724
                                                        uses this account for various activities such
                                                        as wire transfers, interest payment, payroll,
                                                        and other accounts payable activities.
                                                        Checks mailed to Dictaphone are deposited
                                                        in this account. The unused cash borrowed
                                                        under the GECC DIP Facility are included
                                                        in this account.
Various Petty Cash Accounts                                                                                        24
Fleet Disbursing                           0062-1496    Account payable distribution for                            -
                                                        Melbourne Service Distribution
                                           0062-4143    Account payable distribution for                            -
                                                        Melbourne Service Distribution
                                           0069-3854    Account payable distribution for                            -
                                                        Melbourne Service Distribution
                                          00-69-4858    Account payable distribution for                            -
                                                        Melbourne Service Distribution
Fleet Flexible Spending                 9417-546-739    Holding account for a specific medical                      -
                                                        plan. Little movement in this account.
United Health                                           Holding account for a specific medical                     31
                                                        insurance benefits.
DB London Int'l Dealer Concentration      298494-001    Agent for international payments. The                     369
                                                        agent is in charge of the billing and
                                                        collecting.
DB London Sterling Disbursing             298494-002    Account used for foreign payments that                    112
                                                        require the British Pound
DB London Dollar Disbursing               298494-003    Account used for foreign payments that                     58
                                                        require the U.S. dollar
Chase Dental Claims (Dormant)             022-429948    Account used for dental claims                              -
Chase Concentration                    910-1-01-2053    Holding account before the money is                       102
                                                        released to Chase Payroll or Chase Dental
                                                        Claims.
Chase Payroll                             601-2-25774   Account used to disburse payroll checks                     -
                                                        for employees that are not Bank of America
                                                        customers
Bankers Trust Letter/Credit Payments      00-320-127    Holding account for Trade letter of credit                  -
Bankers Trust Letter/Credit Payments      08-483-668    Holding account for Standby letter of credit                -

Bankers Trust Corporation                 00-320-151    Main holding account for various accounts                   7
Bankers Trust Overnight Sweep             00-621-579    Sweep account                                               -
                                                                                                         ------------

                                     Total                                                               $     18,386

                                                                         2/12/01

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
Summary of Payments to Insiders
For the Month Ended December 31, 2000
(in US $)


Name                                          Amount     Reason
----                                          ------     ------

John H. Duerden                           $  117,692     Salary
John H. Duerden                                7,963     Expense Reimbursement

Joseph D. Skrzypczak                          84,496     Salary & Vacation Pay
Joseph D. Skrzypczak                           1,985     Expense Reimbursement

Daniel P. Hart                                42,969     Salary
Daniel P. Hart                                 4,424     Expense Reimbursement

Robert G. Schwager                            40,010     Salary
Robert G. Schwager                            13,432     Expense Reimbursement

Ronald A. Elwell                              33,923     Salary
Ronald A. Elwell                               4,648     Expense Reimbursement

Joseph J. Delaney                             28,615     Salary
Joseph J. Delaney                                545     Expense Reimbursement

George M. Carpenter                           15,923     Salary
George M. Carpenter                            1,470     Expense Reimbursement

Stephen J. Walcutt                            12,146     Salary
                                          ----------
 Total Payments to Insiders               $  410,241
                                          ==========


                                                                         2/12/01